UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

LEGACY ACQUISITION, CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on December 2, 2019, Legacy Acquisition Corp. (“Legacy”) entered into an Amended and Restated Share Exchange Agreement, as amended by that First Amendment to the Amended and Restated Share Exchange Agreement, dated March 13, 2020 (the “Share Exchange Agreement”), that amends and restates the Share Exchange Agreement dated as of August 23, 2019, as amended by that First Amendment to Share Exchange Agreement dated as of September 27, 2019, with Blue Valor Limited (the “Seller”), a company incorporated in Hong Kong and an indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group (“BlueFocus”). Pursuant to the Share Exchange Agreement, Legacy will purchase all of the issued and outstanding shares of a wholly-owned holding company organized in the Cayman Islands that at closing will hold the Blue Impact business, a digital-first, global advertising and marketing services group (the “Blue Impact business”).

Attached hereto as Exhibit 99.1 are (i) the audited combined financial statements of the Blue Impact business for the years ended December 31, 2019, 2018 and 2017 and the related notes thereto (the “Blue Impact business Financial Statements”), (ii) the related management’s discussion and analysis of financial condition and results of operations with respect to the Blue Impact business Financial Statements and (iii) certain pro forma information giving effect to the Business Combination (as defined below) pursuant to the Share Exchange Agreement.

These materials (i) were provided to Legacy on May 15, 2020 for Legacy’s use in connection with the Warrant Amendments and the filing with the SEC of the related Warrant Consent Solicitation Statement (each as defined and described below) and (ii) in addition to the information included in the definitive proxy statement on Schedule 14A filed with the SEC on March 31, 2020, should be considered by Legacy’s public stockholders in connection with the Business Combination.

Important Information About the Business Combination and Extension Amendment and Where to Find It

In connection with the business combination contemplated by the Amended and Restated Share Exchange Agreement (the “Business Combination”), Legacy filed a definitive proxy statement on Schedule 14A (the “Business Combination Proxy”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2020. In connection with the solicitation of the registered holders of Legacy’s public warrants to consent to proposed amendments to Legacy’s Warrant Agreement (the “Warrant Amendments”), Legacy filed a preliminary consent solicitation statement (the “Warrant Consent Solicitation”) with the SEC on March 31, 2020 and intends to file other relevant materials with the SEC in connection therewith, including a definitive consent solicitation statement on Schedule 14A. Additionally, in connection with the Extension Amendment and the Extension, Legacy filed a definitive proxy statement on Schedule 14A (the “Extension Proxy”) with the SEC on April 21, 2020. Legacy’s stockholders and other interested persons are advised to read the Business Combination Proxy, as well as the preliminary Warrant Consent Solicitation and the Extension Proxy and the amendments thereto and other relevant materials to be filed, respectively, in connection with the Business Combination, the Warrant Amendments and the Extension Amendment and Extension with the SEC, including, when available, a definitive warrant consent solicitation on Schedule 14A in connection with the Warrant Amendments and documents incorporated by reference therein, as these materials contain, with respect to the Business Combination and the Extension Amendment and Extension, and will contain with respect to the Warrant Amendments, important information. The definitive proxy statement and other relevant materials for the Business Combination and the Extension Amendment and Extension were mailed to stockholders of Legacy as of March 20, 2020 and April 6, 2020, respectively. When available, the definitive proxy statements and other relevant materials for the Warrant Amendments will be mailed to warrant holders of Legacy as of March 20, 2020. Warrant holders and stockholders are also able to obtain copies of the Business Combination Proxy and Extension Proxy, as well as the preliminary proxy statement and other documents filed with the SEC incorporated by reference therein, and will also be able to obtain, once available, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination and Deadline Extensions and consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the Definitive Business Combination Proxy filed with the SEC, the Warrant Consent Solicitation and the Extension Proxy and in Legacy’s proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in Legacy’s definitive proxy statement that will be filed with respect to the Business Combination.

 Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the expected Contribution to the trust account if the Extension Amendment is approved and the Extension is implemented, the timing of payment of any such Contribution, the intention to pursue the Business Combination and to announce information regarding the Blue Impact business and the Business Combination during the week of May 11, 2020.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Business Combination; (10) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; (11) the inability to obtain stockholder approval of the Extension Amendment and to implement the Extension; (12) the uncertainties regarding the impact of COVID-19 on the Blue Impact business and the completion of the Business Combination; and (13) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, the Extension Amendment and the Extension and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Blue Impact Business’ Audited Combined Financial Statements for the Years Ended December 31, 2019, 2018 and 2017 and the Related Notes; Related Management’s Discussion and Analysis of Financial Condition and Results of Operations; Certain Pro Forma Information Giving Effect to the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: May 15, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

4